UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-21928

Short-Term Bond Fund of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

Steven I. Koszalka

Short-Term Bond Fund of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Invest with
caution and
control.

Short-Term Bond Fund of America® Annual report for the year ended August 31, 2015

Short-Term Bond Fund of America seeks to provide you with current income, consistent with the maturity and quality standards described in the prospectus, and preservation of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2015 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	Lifetime (since 10/2/06)

Reflecting 2.50% maximum sales charge	–1.84%	–0.07%	1.41%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.60% for Class A shares as of the prospectus dated November 1, 2015 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of September 30, 2015, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.20%. The fund’s 12-month distribution rate for Class A shares as of that date was 0.73%. Both reflect the 2.50% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

The fund seeks
to provide current
income while
preserving capital.

Contents

1	Letter to investors

4	The value of a $10,000 investment

5	Summary investment portfolio

10	Financial statements

30	Board of trustees and other officers

Fellow investors:

U.S. interest rates drifted lower during Short-Term Bond Fund of America’s fiscal year, providing a generally favorable environment for high-grade fixed-income investments. For the 12-month period ended August 31, 2015, the fund returned 0.49%.

By comparison, the Barclays U.S. Government/Credit 1–3 Years ex BBB Index — a broad measure of the market in which the fund invests — returned 0.84%. Meanwhile, the Lipper Short U.S. Government Funds Average posted a return of 0.36%. This peer group measure includes some funds that, unlike this fund, hold below investment-grade bonds (rated BB/Ba and below) such as high-yield corporate debt. Results for other time periods are shown in the table below.

Investors who reinvested monthly dividends totaling about 7 cents a share earned an income return of 0.72% over the past 12 months. For those who took their dividends in cash, the figure was the same. The fund’s share price declined slightly from $10.00 to $9.97 during the period.

In this environment of historically low interest rates, we are pleased to have achieved positive returns for investors. That said, it is also important to note

Results at a glance

For periods ended August 31, 2015, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	3 years	5 years	Lifetime (since 10/2/06)

Short-Term Bond Fund of America (Class A shares)	0.49%	0.20%	0.45%	1.70%
Barclays U.S. Government/Credit 1–3 Years ex BBB Index*	0.84	0.71	0.94	2.60
Lipper Short U.S. Government Funds Average†	0.36	0.12	0.48	2.11

*	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

Short-Term Bond Fund of America	1

that this fund follows a conservative and highly cautious investment approach designed to maintain stability and minimize volatility over the long term. Our primary goal is to generate a level of income while preserving capital.

Bond market overview

U.S. bond yields were pulled in multiple directions by global financial trends. An improving U.S. economy and expectations of tighter monetary policy exerted upward pressure on yields. On the other hand, financial turmoil and geopolitical conflicts around the world — from Greece to China to the Middle East — helped to suppress bond yields as investors flocked to the relative safety of U.S. Treasuries. During the fund’s fiscal year, the yield on the benchmark 10-year U.S. Treasury note declined 14 basis points to end the period at 2.21%. Two-year yields, which are more sensitive to Federal Reserve rate expectations, moved up 26 basis points to 0.74%.

Downward pressure on 10-year Treasury yields came despite significant U.S. monetary policy changes. In October 2014, the Fed ended an unprecedented bond-buying program designed to boost lending and jumpstart the U.S. economy. Despite widespread expectations of a rate hike, the Fed kept official short-term rates near zero during the fund’s fiscal year. Fed officials explained that they were waiting for signs of further improvement in the U.S. economy before raising rates for the first time in nearly a decade.

The U.S. economy accelerated toward the end of the fund’s fiscal year, growing at an annualized rate of 3.7% in the second quarter of 2015, up from 0.6% in the first quarter. Strong job growth, rising auto sales and higher home prices helped support U.S. economic activity; however, stagnant wages and lackluster business spending remained concerns. The strength of the U.S. economy stood in contrast to many other countries, especially in Europe and Asia, where slowing economic growth and deflationary trends weighed on investor sentiment. The U.S. dollar appreciated sharply against the euro, the yen and most other currencies around the world.

Inside the portfolio

Little changed from previous years. The fund continued to invest in high-quality U.S. government, agency, mortgage-related and corporate bonds with maturities of roughly one to three years. Broadly, our portfolio managers sought to identify securities with appropriate maturity characteristics that may add incremental yield to the fund without introducing unacceptable levels of volatility. In a low-yield environment, a rigorous research process and careful security selection were the keys to finding compelling investment opportunities.

2	Short-Term Bond Fund of America

Compared to the index, the fund has a significant overweight position in Treasury Inflation Protected Securities (TIPS). We view TIPS as a hedge against higher inflation in the years ahead. The fund’s TIPS investments weighed on relative returns as sharp declines in oil prices resulted in lower inflation expectations. However, we believe TIPS are trading at attractive valuations and should continue to provide an effective insurance policy against the threat of inflation.

Corporate bond investments were increased overall during the fund’s fiscal year, largely due to attractive opportunities in the new-issue market. The fund’s corporate bond exposure rose modestly from 15% a year ago to roughly 17% at the end of August. Investments in mortgage-backed securities were steadily reduced throughout the fiscal year, primarily due to high valuations. The fund’s investments in asset-backed securities (ABS) — high-quality bonds backed by auto loans and credit card payments — rose from 8% a year ago to nearly 18% in August. The ABS sector remains interesting due to well-designed bond structures and attractive valuations.

Looking ahead

The U.S. economy remains one of the few bright spots in the world, growing at a moderate pace with considerable strength in the labor and housing markets. With the U.S. unemployment rate declining from 10% during the global financial crisis to 5.1% in August, there is notable pressure for the Fed to raise short-term interest rates at least once this year. Even with lower-than-expected inflation, we believe the Fed will move to tighten monetary policy this year and in 2016. However, the pace of rate hikes is likely to be slower than many investors expect. Ongoing global financial turmoil and benign inflation should prompt the Fed to move at a measured pace, waiting to see how each action affects the U.S. economy before moving ahead with additional rate hikes.

Given this mixed outlook, we believe it matters little when the Fed launches its first rate increase. The important factor will be how rapidly rates climb from there. With high levels of global economic uncertainty and low inflation, we see very little pressure for rates to climb as fast as they have during previous rate cycles. In fact, we suspect it will take years for U.S. interest rates to return to long-term historical averages. There is no doubt that higher rates will put pressure on bond prices in the short term; however, it is important to note that a rising rate environment will not necessarily affect all types of bonds in the same way. During rising rate periods, the value of a diversified portfolio with a shorter average maturity — such as this fund’s — should tend to hold up better than the value of a portfolio with a higher exposure to longer dated bonds.

Another important factor to keep in mind is that higher rates are beneficial for fixed income investors over the long term. Higher rates allow reinvestment to occur at more attractive yields. We believe this creates better total return opportunities and should make it easier for investors to achieve long-term goals, such as saving for college or retirement. This extended period of near-zero interest rates has been a difficult challenge for fixed income investors, particularly those holding short-term instruments. A return to a more normal interest rate environment would be welcome news, even if it takes a few more years to arrive there.

Thank you for your support. We look forward to reporting to you again in six months.

Sincerely,

John R. Queen
President

October 15, 2015

For current information about the fund, visit americanfunds.com.

Short-Term Bond Fund of America	3

The value of a $10,000 investment

How a $10,000 investment has fared (for the period October 2, 2006, to August 31, 2015, with dividends reinvested)

Fund results shown are for Class A shares and, unless otherwise indicated, reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment.¹ Thus, the net amount invested was $9,750. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	Results of the Lipper Short U.S. Government Funds Average do not reflect any sales charges.
[4]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[5]	For the period October 2, 2006, commencement of operations, through November 30, 2006.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2015)*

Class A shares	1 year	5 years	Lifetime (since 10/2/06)

At maximum offering price (reflecting the maximum 2.50% sales charge)	–2.06%	–0.06%	1.41%
At net asset value	0.49	0.45	1.70

* Assumes reinvestment of all distributions.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

4	Short-Term Bond Fund of America

Summary investment portfolio August 31, 2015

Investment mix by security type	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	35.67%
AAA/Aaa	31.44
AA/Aa	12.90
A/A	9.21
Unrated	.23
Short-term securities & other assets less liabilities	10.55

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the United States government.

Bonds, notes & other debt instruments 89.45%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 31.92%
U.S. Treasury inflation-protected securities 21.75%
U.S. Treasury Inflation-Protected Security 0.125% 2016[1]	$37,835	$37,492
U.S. Treasury Inflation-Protected Security 2.00% 2016[1]	14,427	14,412
U.S. Treasury Inflation-Protected Security 2.50% 2016[1]	419,443	427,374
U.S. Treasury Inflation-Protected Security 0.125% 2017[1]	21,011	20,936
U.S. Treasury Inflation-Protected Security 0.125% 2020[1]	254,730	253,762
U.S. Treasury Inflation-Protected Security 0.125% 2024[1]	75,368	72,426
U.S. Treasury Inflation-Protected Security 0.25% 2025[1]	125,928	121,509
U.S. Treasury Inflation-Protected Security 0.375% 2025[1]	78,483	76,989
U.S. Treasury Inflation-Protected Security 0.75% 2045[1]	25,839	23,258
		1,048,158

U.S. Treasury 10.17%
U.S. Treasury 0.625% 2016	100,000	100,095
U.S. Treasury 1.50% 2016[2]	32,560	32,866
U.S. Treasury 1.00% 2017	64,000	64,367
U.S. Treasury 1.00% 2017	23,150	23,257
U.S. Treasury 1.125% 2018	200,000	200,518
U.S. Treasury 1.625% 2020	50,000	50,195
U.S. Treasury 1.75%–2.88% 2016–2045	19,000	18,885
		490,183

Total U.S. Treasury bonds & notes		1,538,341

Asset-backed obligations 17.90%
Ally Auto Receivables Trust, Series 2014-1, Class A3, 0.97% 2018[4]	21,200	21,183
American Express Credit Account Master Trust, Series 2015-1, Class A, 0.488% 2020[4,5]	22,550	22,554
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43% 2020[4]	23,255	23,342
Chrysler Capital Auto Receivables Trust, Series 2015-A, Class A-3, 1.22% 2019[3,4]	34,510	34,522
Discover Card Execution Note Trust, Series 2015-A-1, Class A-1, 0.548% 2020[4,5]	23,420	23,416
Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.12% 2021[4]	24,330	24,639

Short-Term Bond Fund of America	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Asset-backed obligations (continued)
Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44% 2027[3,4]	$20,590	$20,751
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-1, 1.12% 2017[3,4]	25,000	24,984
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-2, 1.83% 2019[3,4]	44,500	44,179
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[4,6,7]	32,646	32,602
Santander Drive Auto Receivables Trust, Series 2015-1, Class A-2-A, 0.91% 2018[4]	22,057	22,031
Santander Drive Auto Receivables Trust, Series 2013-2, Class C, 1.95% 2019[4]	28,906	29,125
Santander Drive Auto Receivables Trust, Series 2015-1, Class C, 2.57% 2021[4]	24,260	24,149
World Financial Network Credit Card Master Note Trust, Series 2015-B, Class A, 2.55% 2024[4]	24,950	24,945
Other securities		490,375
		862,797

Corporate bonds & notes 17.30%
Financials 7.20%
Bank of Nova Scotia 0.516% 2016[5]	20,000	20,005
Credit Suisse Group AG 1.375% 2017	21,225	21,194
Royal Bank of Canada 1.25% 2017	21,260	21,220
Toronto-Dominion Bank 1.625% 2018	23,300	23,282
Wells Fargo & Co. 1.15% 2017	21,225	21,176
Other securities		240,293
		347,170

Health care 3.42%
EMD Finance LLC 2.40% 2020[3]	25,775	25,548
Merck & Co., Inc. 0.684% 2018[5]	26,200	26,306
UnitedHealth Group Inc. 1.90% 2018	20,320	20,381
Other securities		92,489
		164,724

Energy 2.41%
Exxon Mobil Corp. 0.436% 2019[5]	31,820	31,791
Other securities		84,208
		115,999

Consumer discretionary 1.16%
Toyota Motor Credit Corp. 2.15% 2020	23,000	22,961
Other securities		32,707
		55,668

Information technology 1.07%
Apple Inc. 0.90% 2017	25,825	25,791
Other securities		25,608
		51,399

Other 2.04%
Other securities		98,482

Total corporate bonds & notes		833,442

Mortgage-backed obligations 13.61%
Federal agency mortgage-backed obligations 6.50%
Fannie Mae 0.40%–6.00% 2019–2041[4,5]	61,125	64,984
Freddie Mac 2.60%–5.50% 2024–2041[4,5]	18,031	19,259
Government National Mortgage Assn. 4.00% 2045[4,8]	100,000	106,014
Government National Mortgage Assn., Series 2012, Class H-20, 1.133% 2062[4,5]	42,289	42,771
Government National Mortgage Assn. 0.89%–6.64% 2059–2064[4,5]	76,850	80,387
		313,415

Commercial mortgage-backed securities 6.03%
Hilton USA Trust, Series 2013-HLF-AFX, 2.662% 2030[3,4]	12,970	12,999
Hilton USA Trust, Series 2013-HLF-BFX, 3.367% 2030[3,4]	35,300	35,299
Other securities		242,090
		290,388

6	Short-Term Bond Fund of America

	Principal amount	Value
	(000)	(000)
Other mortgage-backed securities 0.80%
Royal Bank of Canada 0.625% 2016[4]	$33,448	$33,449
Other securities		4,997
		38,446

Collateralized mortgage-backed (privately originated) 0.28%
Freddie Mac 1.20%–1.45% 2024–2025[4,5]	13,605	13,594

Total mortgage-backed obligations		655,843

Federal agency bonds & notes 3.75%
Fannie Mae 5.00% 2016	31,070	31,830
Fannie Mae 0.50%–1.75% 2015–2020	58,000	57,997
Federal Home Loan Bank 0.38%–1.13% 2016–2018	21,500	21,510
Freddie Mac 0.50%–3.21% 2017–2025[4]	25,110	25,124
Private Export Funding Corp. 1.375% 2017	36,930	37,249
Other securities		7,120
		180,830

Bonds & notes of governments & government agencies outside the U.S. 2.82%
Other securities		135,690

Municipals 2.15%
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 1.298% 2016	20,970	21,077
Other securities		82,341
		103,418

Total bonds, notes & other debt instruments (cost: $4,315,636,000)		4,310,361

Short-term securities 9.24%
Bank of Nova Scotia 0.22% due 9/21/2015–10/13/2015[3]	67,100	67,095
Electricité de France 0.20%–0.72% due 9/2/2015–1/8/2016[3]	97,500	97,470
Federal Home Loan Bank 0.09%–0.19% due 9/18/2015–12/4/2015	189,900	189,873
Mitsubishi UFJ Trust and Banking Corp. 0.17% due 9/10/2015[3]	33,300	33,298
Mizuho Bank, Ltd. 0.28% due 9/21/2015[3]	50,000	49,994
Thunder Bay Funding, LLC 0.27% due 10/2/2015[3]	7,400	7,399

Total short-term securities (cost: $445,052,000)		445,129
Total investment securities 98.69% (cost: $4,760,688,000)		4,755,490
Other assets less liabilities 1.31%		63,034

Net assets 100.00%		$4,818,524

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Short-Term Bond Fund of America	7

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $5,841,354,000.

						Unrealized
						(depreciation)
						appreciation
Pay/receive			Fixed	Expiration	Notional	at 8/31/2015
fixed rate	Clearinghouse	Floating rate index	rate	date	(000)	(000)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.317%	9/17/2015	$2,000,000	$(20)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.317	9/17/2015	2,000,000	(20)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.316	9/17/2015	3,000,000	(30)
Receive	LCH.Clearnet	3-month USD-LIBOR	0.758	8/1/2016	36,000	78
Receive	LCH.Clearnet	3-month USD-LIBOR	0.885	7/16/2017	250,000	183
Receive	LCH.Clearnet	3-month USD-LIBOR	0.8945	7/17/2017	210,000	191
Receive	LCH.Clearnet	3-month USD-LIBOR	0.9005	7/29/2017	200,000	158
Receive	LCH.Clearnet	3-month USD-LIBOR	1.137	4/1/2018	200,000	326
Receive	LCH.Clearnet	3-month USD-LIBOR	1.15	7/9/2018	60,000	2
Receive	LCH.Clearnet	3-month USD-LIBOR	1.243	7/30/2018	140,000	326
Pay	LCH.Clearnet	3-month USD-LIBOR	1.2815	8/3/2018	300,000	(987)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.2815	8/10/2018	155,000	(488)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.256	8/20/2018	165,000	360
Pay	LCH.Clearnet	3-month USD-LIBOR	1.128	9/1/2018	160,000	299
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7755	7/14/2020	100,000	738
Receive	LCH.Clearnet	3-month USD-LIBOR	1.751	7/31/2020	315,000	1,868
Pay	LCH.Clearnet	3-month USD-LIBOR	1.773	8/3/2020	50,000	(340)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.6045	8/14/2020	15,000	(23)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.684	8/17/2020	60,000	(131)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.6185	8/21/2020	100,000	(107)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.6	8/28/2020	50,000	100
Receive	LCH.Clearnet	3-month USD-LIBOR	1.537	8/28/2020	30,000	(152)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.5875	9/2/2020	75,000	218
Pay	LCH.Clearnet	3-month USD-LIBOR	1.635	9/2/2020	100,000	—
Pay	LCH.Clearnet	3-month USD-LIBOR	2.05875	7/31/2022	46,000	(314)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.0715	8/3/2022	75,000	553
Receive	LCH.Clearnet	3-month USD-LIBOR	2.071	8/3/2022	8,000	59
Pay	LCH.Clearnet	3-month USD-LIBOR	1.8065	8/26/2022	50,000	538
Receive	LCH.Clearnet	3-month USD-LIBOR	1.945	9/1/2022	80,000	(134)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.8	9/2/2022	420,000	—
Pay	LCH.Clearnet	3-month USD-LIBOR	2.482	7/14/2025	75,000	(1,532)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.3545	7/31/2025	75,000	(655)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.3045	8/12/2025	5,000	(19)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.244	8/19/2025	80,000	155
Pay	LCH.Clearnet	3-month USD-LIBOR	2.2365	9/2/2025	150,000	438
Receive	LCH.Clearnet	3-month USD-LIBOR	2.267	9/2/2025	45,000	—
Pay	LCH.Clearnet	3-month USD-LIBOR	3.005	9/2/2030	93,000	—
Pay	LCH.Clearnet	3-month USD-LIBOR	2.962	7/14/2045	36,000	(1,833)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.9	7/22/2045	20,000	753
Pay	LCH.Clearnet	3-month USD-LIBOR	2.8005	7/31/2045	12,000	(200)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.7226	8/7/2045	20,000	(9)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.7585	8/10/2045	30,000	(218)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.679	8/12/2045	10,000	98
Pay	LCH.Clearnet	3-month USD-LIBOR	2.586	8/14/2045	34,000	1,010
Receive	LCH.Clearnet	3-month USD-LIBOR	2.6785	8/17/2045	60,000	(595)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.683	8/20/2045	25,000	225
Pay	LCH.Clearnet	3-month USD-LIBOR	2.6565	8/21/2045	25,000	367
Pay	LCH.Clearnet	3-month USD-LIBOR	2.5505	8/26/2045	1,500	56
Pay	LCH.Clearnet	3-month USD-LIBOR	2.616	8/28/2045	10,000	229
Receive	LCH.Clearnet	3-month USD-LIBOR	2.6835	9/2/2045	15,000	—
						$1,521

8	Short-Term Bond Fund of America

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	A portion of this security was pledged as collateral. The total value of pledged collateral was $24,451,000, which represented .51% of the net assets of the fund.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $895,544,000, which represented 18.59% of the net assets of the fund.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Coupon rate may change periodically.
[6]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $44,603,000, which represented .93% of the net assets of the fund.
[7]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[8]	Purchased on a TBA basis.

				Percent
	Acquisition	Cost	Value	of net
Private placement security	date	(000)	(000)	assets
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021	4/7/2015	$32,644	$32,602	.68%

Key to abbreviations

Fin. = Finance

Rev. = Revenue

TBA = To be announced

See Notes to Financial Statements

Short-Term Bond Fund of America	9

Financial statements

Statement of assets and liabilities
at August 31, 2015	(dollars in thousands)

Assets:
Investment securities, at value (cost: $4,760,688)		$4,755,490
Receivables for:
Sales of investments	$171,141
Sales of fund’s shares	10,877
Variation margin	4,174
Interest	10,821
Other	56	197,069
		4,952,559
Liabilities:
Payables for:
Purchases of investments	121,473
Repurchases of fund’s shares	6,625
Dividends on fund’s shares	213
Investment advisory services	1,149
Services provided by related parties	1,196
Trustees’ deferred compensation	48
Variation margin	3,236
Bank overdraft	29
Other	66	134,035
Net assets at August 31, 2015		$4,818,524

Net assets consist of:
Capital paid in on shares of beneficial interest		$4,816,161
Undistributed net investment income		699
Undistributed net realized gain		5,341
Net unrealized depreciation		(3,677)
Net assets at August 31, 2015		$4,818,524

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (483,437 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$2,969,471	297,770	$9.97
Class B	7,021	708	9.91
Class C	103,910	10,518	9.88
Class F-1	135,095	13,548	9.97
Class F-2	303,547	30,439	9.97
Class 529-A	290,746	29,156	9.97
Class 529-B	1,303	132	9.88
Class 529-C	67,887	6,886	9.86
Class 529-E	16,934	1,700	9.96
Class 529-F-1	53,823	5,398	9.97
Class R-1	5,936	601	9.87
Class R-2	45,694	4,628	9.87
Class R-2E	10	1	9.97
Class R-3	56,361	5,658	9.96
Class R-4	24,175	2,424	9.97
Class R-5	7,360	738	9.97
Class R-6	729,251	73,132	9.97

See Notes to Financial Statements

10	Short-Term Bond Fund of America

Statement of operations
for the year ended August 31, 2015	(dollars in thousands)

Investment income:
Income:
Interest		$61,667
Fees and expenses*:
Investment advisory services	$13,280
Distribution services	8,788
Transfer agent services	4,112
Administrative services	1,141
Reports to shareholders	196
Registration statement and prospectus	417
Trustees’ compensation	37
Auditing and legal	86
Custodian	14
State and local taxes	1
Other	480	28,552
Net investment income		33,115

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments	15,162
Interest rate swaps	(3,001)	12,161
Net unrealized (depreciation) appreciation on:
Investments	(27,179)
Interest rate swaps	2,278	(24,901)
Net realized gain and unrealized depreciation		(12,740)

Net increase in net assets resulting from operations		$20,375

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
	(dollars in thousands)

	Year ended August 31
	2015	2014

Operations:
Net investment income	$33,115	$23,035
Net realized gain	12,161	2,661
Net unrealized (depreciation) appreciation	(24,901)	17,897
Net increase in net assets resulting from operations	20,375	43,593

Dividends and distributions paid or accrued to shareholders:
Dividends from net investment income	(33,445)	(18,601)
Distributions from net realized gain on investments	(3,246)	—
Total dividends and distributions paid or accrued to shareholders	(36,691)	(18,601)

Net capital share transactions	233,809	54,050

Total increase in net assets	217,493	79,042

Net assets:
Beginning of year	4,601,031	4,521,989
End of year (including undistributed net investment income: $699 and $1,159, respectively)	$4,818,524	$4,601,031

See Notes to Financial Statements

Short-Term Bond Fund of America	11

Notes to financial statements

1. Organization

Short-Term Bond Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide current income, consistent with the maturity and quality standards described in the prospectus, and preservation of capital.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C*	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C*	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

* Class B, 529-B, C and 529-C shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

12	Short-Term Bond Fund of America

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity or average life, which may be shorter than the stated maturity.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Short-Term Bond Fund of America	13

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2015, all of the fund’s investments were classified as Level 2.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the

14	Short-Term Bond Fund of America

payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds, other debt securities or derivatives, which may make them more difficult to value, acquire or sell.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Short-Term Bond Fund of America	15

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of interest rate swaps as of, or for the year ended August 31, 2015 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Interest rate swaps	Interest	Net unrealized appreciation*	$9,328	Net unrealized depreciation*	$7,807

		Net realized loss		Net unrealized appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Interest rate swaps	Interest	Net realized loss on interest rate swaps	$(3,001)	Net unrealized appreciation on interest rate swaps	$2,278

*	Includes cumulative appreciation (depreciation) on interest rate swaps as reported in the applicable table following the fund’s investment portfolio. Only the current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of interest rate swaps. The program calls for the fund to pledge collateral for initial and variation margin by contract. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

16	Short-Term Bond Fund of America

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011 and by state tax authorities for tax years before 2010.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; paydowns on fixed-income securities; net capital losses; and amortization of premiums and discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended August 31, 2015, the fund reclassified $3,000 from undistributed net investment income to capital paid in on shares of beneficial interest, $1,287,000 from undistributed net realized gain to capital paid in shares from beneficial interest, and $127,000 from undistributed net investment income to undistributed net realized gain to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $2,294,000.

As of August 31, 2015, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$5,719
Undistributed long-term capital gains	4,006
Gross unrealized appreciation on investment securities	9,564
Gross unrealized depreciation on investment securities	(18,185)
Net unrealized depreciation on investment securities	(8,621)
Cost of investment securities	4,764,111

Short-Term Bond Fund of America	17

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended August 31
Share class	2015		2014
Class A	$23,110		$13,022
Class B	29		1
Class C	233		6
Class F-1	802		372
Class F-2	2,907		1,542
Class 529-A	2,154		1,049
Class 529-B	5		—	*
Class 529-C	156		3
Class 529-E	78		12
Class 529-F-1	448		221
Class R-1	13		—	*
Class R-2	109		2
Class R-2E†	—	*	—
Class R-3	247		32
Class R-4	170		76
Class R-5	75		63
Class R-6	6,155		2,200
Total	$36,691		$18,601

*	Amount less than one thousand.
†	Class R-2E shares were offered beginning August 29, 2014.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.360% on the first $500 million of daily net assets and decreasing to 0.250% on such assets in excess of $4 billion. For the the year ended August 31, 2015, the investment advisory services fee was $13,280,000, which was equivalent to an annualized rate of 0.285% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use a portion (0.15% for Class A, B, 529-A and 529-B shares and 0.25% for all other share classes) of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

18	Short-Term Bond Fund of America

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of August 31, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.30%
Class 529-A	0.25	0.50
Classes B and 529-B	0.90	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended August 31, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$5,445	$2,916		$295		Not applicable
Class B	94	9		Not applicable		Not applicable
Class C	993	94		50		Not applicable
Class F-1	303	152		61		Not applicable
Class F-2	Not applicable	291		157		Not applicable
Class 529-A	395	244		148		$262
Class 529-B	18	2		1		2
Class 529-C	698	61		35		63
Class 529-E	92	11		9		16
Class 529-F-1	—	43		26		46
Class R-1	56	6		3		Not applicable
Class R-2	339	166		23		Not applicable
Class R-2E	—	—	*	—	*	Not applicable
Class R-3	294	88		29		Not applicable
Class R-4	61	24		12		Not applicable
Class R-5	Not applicable	4		4		Not applicable
Class R-6	Not applicable	1		288		Not applicable
Total class-specific expenses	$8,788	$4,112		$1,141		$389

* Amount less than one thousand.

Short-Term Bond Fund of America	19

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $37,000 in the fund’s statement of operations includes $34,000 in current fees (either paid in cash or deferred) and a net increase of $3,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2015

Class A	$983,898	98,395	$22,540		2,254		$(1,043,511)	(104,347)	$(37,073)	(3,698)
Class B	1,635	164	29		3		(9,338)	(939)	(7,674)	(772)
Class C	44,392	4,480	226		23		(55,297)	(5,575)	(10,679)	(1,072)
Class F-1	63,323	6,338	787		79		(48,831)	(4,884)	15,279	1,533
Class F-2	172,860	17,294	2,251		225		(181,947)	(18,189)	(6,836)	(670)
Class 529-A	84,989	8,501	2,144		214		(90,726)	(9,078)	(3,593)	(363)
Class 529-B	586	59	5		—	[2]	(1,787)	(180)	(1,196)	(121)
Class 529-C	20,627	2,083	155		16		(23,893)	(2,415)	(3,111)	(316)
Class 529-E	6,185	619	78		8		(7,777)	(779)	(1,514)	(152)
Class 529-F-1	19,513	1,952	446		45		(14,319)	(1,433)	5,640	564
Class R-1	1,832	185	13		1		(2,060)	(207)	(215)	(21)
Class R-2	18,482	1,865	108		10		(16,698)	(1,685)	1,892	190
Class R-2E	—	—	—		—		—	—	—	—
Class R-3	20,553	2,058	244		24		(24,039)	(2,407)	(3,242)	(325)
Class R-4	12,199	1,218	168		17		(11,891)	(1,188)	476	47
Class R-5	4,799	480	74		8		(3,433)	(343)	1,440	145
Class R-6	331,050	33,097	6,156		616		(52,991)	(5,306)	284,215	28,407
Total net increase (decrease)	$1,786,923	178,788	$35,424		3,543		$(1,588,538)	(158,955)	$233,809	23,376

Year ended August 31, 2014

Class A	$1,080,343	108,111	$12,702		1,271		$(1,219,673)	(122,053)	$(126,628)	(12,671)
Class B	4,452	446	1		—	[2]	(14,549)	(1,458)	(10,096)	(1,012)
Class C	47,991	4,822	6		1		(76,230)	(7,658)	(28,233)	(2,835)
Class F-1	63,034	6,306	365		37		(90,701)	(9,073)	(27,302)	(2,730)
Class F-2	178,647	17,865	1,151		115		(142,359)	(14,253)	37,439	3,727
Class 529-A	100,833	10,089	1,044		104		(90,614)	(9,066)	11,263	1,127
Class 529-B	1,241	125	—	[2]	—	[2]	(2,586)	(260)	(1,345)	(135)
Class 529-C	26,198	2,635	3		—	[2]	(25,854)	(2,601)	347	34
Class 529-E	6,777	679	11		1		(6,004)	(601)	784	79
Class 529-F-1	17,977	1,799	220		22		(10,973)	(1,098)	7,224	723
Class R-1	3,373	339	—	[2]	—	[2]	(1,822)	(183)	1,551	156
Class R-2	17,930	1,802	2		—	[2]	(15,025)	(1,510)	2,907	292
Class R-2E3	10	1	—		—		—	—	10	1
Class R-3	31,792	3,183	32		3		(27,218)	(2,725)	4,606	461
Class R-4	15,110	1,512	76		8		(16,179)	(1,619)	(993)	(99)
Class R-5	5,182	518	62		6		(12,481)	(1,248)	(7,237)	(724)
Class R-6	220,170	22,024	2,200		220		(32,617)	(3,264)	189,753	18,980
Total net increase (decrease)	$1,821,060	182,256	$17,875		1,788		$(1,784,885)	(178,670)	$54,050	5,374

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-2E shares were offered beginning August 29, 2014.

20	Short-Term Bond Fund of America

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $3,644,403,000 and $3,665,684,000, respectively, during the year ended August 31, 2015.

Short-Term Bond Fund of America	21

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Class A:
Year ended 8/31/2015	$10.00	$.07	$(.02)	$.05	$(.07)	$(.01)	$(.08)	$9.97	.49%	$2,970	.60%	.72%
Year ended 8/31/2014	9.95	.05	.04	.09	(.04)	—	(.04)	10.00	.93	3,016	.59	.55
Year ended 8/31/2013	10.10	.05	(.13)	(.08)	(.07)	—	(.07)	9.95	(.82)	3,124	.60	.51
Year ended 8/31/2012	10.11	.08	.01	.09	(.10)	—	(.10)	10.10	.87	3,080	.60	.79
Year ended 8/31/2011	10.15	.12	(.04)	.08	(.12)	—	(.12)	10.11	.79	3,251	.63	1.14
Class B:
Year ended 8/31/2015	9.97	— [3]	(.03)	(.03)	(.02)	(.01)	(.03)	9.91	(.30)	7	1.28	(.02)
Year ended 8/31/2014	9.94	(.02)	.05	.03	— [3]	—	— [3]	9.97	.31	15	1.31	(.17)
Year ended 8/31/2013	10.10	(.02)	(.14)	(.16)	— [3]	—	— [3]	9.94	(1.55)	25	1.31	(.20)
Year ended 8/31/2012	10.11	.01	.01	.02	(.03)	—	(.03)	10.10	.17	37	1.30	.10
Year ended 8/31/2011	10.15	.05	(.04)	.01	(.05)	—	(.05)	10.11	.13	59	1.29	.50
Class C:
Year ended 8/31/2015	9.94	(.01)	(.02)	(.03)	(.02)	(.01)	(.03)	9.88	(.36)	104	1.44	(.14)
Year ended 8/31/2014	9.93	(.03)	.04	.01	— [3]	—	— [3]	9.94	.11	115	1.45	(.31)
Year ended 8/31/2013	10.10	(.03)	(.14)	(.17)	— [3]	—	— [3]	9.93	(1.67)	143	1.45	(.34)
Year ended 8/31/2012	10.11	(.01)	.01	—	(.01)	—	(.01)	10.10	.03	168	1.45	(.05)
Year ended 8/31/2011	10.15	.04	(.04)	—	(.04)	—	(.04)	10.11	(.02)	228	1.44	.34
Class F-1:
Year ended 8/31/2015	10.00	.06	(.02)	.04	(.06)	(.01)	(.07)	9.97	.26	135	.73	.60
Year ended 8/31/2014	9.95	.04	.04	.08	(.03)	—	(.03)	10.00	.88	120	.74	.40
Year ended 8/31/2013	10.10	.04	(.14)	(.10)	(.05)	—	(.05)	9.95	(.95)	147	.73	.38
Year ended 8/31/2012	10.11	.07	.01	.08	(.09)	—	(.09)	10.10	.77	146	.70	.69
Year ended 8/31/2011	10.15	.11	(.04)	.07	(.11)	—	(.11)	10.11	.73	156	.69	1.09
Class F-2:
Year ended 8/31/2015	10.00	.09	(.02)	.07	(.09)	(.01)	(.10)	9.97	.54	304	.45	.87
Year ended 8/31/2014	9.95	.07	.04	.11	(.06)	—	(.06)	10.00	1.18	311	.45	.69
Year ended 8/31/2013	10.10	.07	(.14)	(.07)	(.08)	—	(.08)	9.95	(.68)	272	.46	.66
Year ended 8/31/2012	10.11	.10	.01	.11	(.12)	—	(.12)	10.10	1.06	266	.41	.98
Year ended 8/31/2011	10.15	.14	(.04)	.10	(.14)	—	(.14)	10.11	1.02	265	.40	1.36
Class 529-A:
Year ended 8/31/2015	10.00	.07	(.02)	.05	(.07)	(.01)	(.08)	9.97	.43	291	.66	.67
Year ended 8/31/2014	9.95	.05	.04	.09	(.04)	—	(.04)	10.00	.87	295	.65	.49
Year ended 8/31/2013	10.10	.04	(.13)	(.09)	(.06)	—	(.06)	9.95	(.89)	282	.67	.44
Year ended 8/31/2012	10.11	.07	.01	.08	(.09)	—	(.09)	10.10	.82	266	.65	.73
Year ended 8/31/2011	10.15	.12	(.04)	.08	(.12)	—	(.12)	10.11	.78	216	.64	1.13
Class 529-B:
Year ended 8/31/2015	9.94	(.01)	(.02)	(.03)	(.02)	(.01)	(.03)	9.88	(.35)	1	1.42	(.14)
Year ended 8/31/2014	9.93	(.03)	.04	.01	— [3]	—	— [3]	9.94	.11	3	1.43	(.30)
Year ended 8/31/2013	10.10	(.03)	(.14)	(.17)	— [3]	—	— [3]	9.93	(1.67)	4	1.44	(.33)
Year ended 8/31/2012	10.11	(.01)	.01	—	(.01)	—	(.01)	10.10	.04	6	1.43	(.04)
Year ended 8/31/2011	10.15	.04	(.04)	—	(.04)	—	(.04)	10.11	.00	8	1.42	.36

22	Short-Term Bond Fund of America

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Class 529-C:
Year ended 8/31/2015	$9.93	$(.02)	$(.03)	$(.05)	$(.01)	$(.01)	$(.02)	$9.86	(.49)%	$68		1.52%		(.19)%
Year ended 8/31/2014	9.92	(.04)	.05	.01	— [3]	—	— [3]	9.93	.10	71		1.52		(.38)
Year ended 8/31/2013	10.10	(.04)	(.14)	(.18)	— [3]	—	— [3]	9.92	(1.77)	71		1.52		(.41)
Year ended 8/31/2012	10.11	(.01)	.01	—	(.01)	—	(.01)	10.10	(.04)	72		1.52		(.13)
Year ended 8/31/2011	10.15	.03	(.04)	(.01)	(.03)	—	(.03)	10.11	(.09)	60		1.51		.26
Class 529-E:
Year ended 8/31/2015	10.00	.03	(.02)	.01	(.04)	(.01)	(.05)	9.96	.03	17		1.00		.32
Year ended 8/31/2014	9.95	.01	.05	.06	(.01)	—	(.01)	10.00	.57	19		1.00		.14
Year ended 8/31/2013	10.10	.01	(.13)	(.12)	(.03)	—	(.03)	9.95	(1.23)	18		1.01		.10
Year ended 8/31/2012	10.11	.04	.01	.05	(.06)	—	(.06)	10.10	.46	17		1.01		.38
Year ended 8/31/2011	10.15	.08	(.04)	.04	(.08)	—	(.08)	10.11	.41	14		1.01		.76
Class 529-F-1:
Year ended 8/31/2015	10.00	.08	(.02)	.06	(.08)	(.01)	(.09)	9.97	.56	54		.53		.81
Year ended 8/31/2014	9.95	.06	.04	.10	(.05)	—	(.05)	10.00	1.00	48		.53		.62
Year ended 8/31/2013	10.10	.06	(.14)	(.08)	(.07)	—	(.07)	9.95	(.75)	41		.53		.59
Year ended 8/31/2012	10.11	.09	.01	.10	(.11)	—	(.11)	10.10	.95	36		.52		.87
Year ended 8/31/2011	10.15	.13	(.04)	.09	(.13)	—	(.13)	10.11	.91	27		.51		1.25
Class R-1:
Year ended 8/31/2015	9.94	(.01)	(.03)	(.04)	(.02)	(.01)	(.03)	9.87	(.48)	6		1.47		(.15)
Year ended 8/31/2014	9.92	(.03)	.05	.02	— [3]	—	— [3]	9.94	.21	6		1.47		(.33)
Year ended 8/31/2013	10.10	(.04)	(.14)	(.18)	— [3]	—	— [3]	9.92	(1.77)	5		1.47		(.36)
Year ended 8/31/2012	10.11	(.01)	.01	—	(.01)	—	(.01)	10.10	.02	5		1.46		(.06)
Year ended 8/31/2011	10.15	.04	(.04)	—	(.04)	—	(.04)	10.11	(.02)	6		1.44		.33
Class R-2:
Year ended 8/31/2015	9.94	(.01)	(.03)	(.04)	(.02)	(.01)	(.03)	9.87	(.47)	46		1.46		(.13)
Year ended 8/31/2014	9.93	(.03)	.04	.01	— [3]	—	— [3]	9.94	.11	44		1.49		(.35)
Year ended 8/31/2013	10.10	(.03)	(.14)	(.17)	— [3]	—	— [3]	9.93	(1.67)	41		1.46		(.35)
Year ended 8/31/2012	10.11	— [3]	.01	.01	(.02)	—	(.02)	10.10	.07	38		1.41		(.02)
Year ended 8/31/2011	10.15	.03	(.04)	(.01)	(.03)	—	(.03)	10.11	(.06)	36		1.47		.30
Class R-2E:
Year ended 8/31/2015	10.00	.07	(.02)	.05	(.07)	(.01)	(.08)	9.97	.45 [4]	—	[5]	.59	[4]	.74 [4]
Period from 8/29/2014 to 8/31/2014[6,7]	10.00	—	—	—	—	—	—	10.00	—	—	[5]	—		—
Class R-3:
Year ended 8/31/2015	10.00	.03	(.02)	.01	(.04)	(.01)	(.05)	9.96	.03	56		1.00		.32
Year ended 8/31/2014	9.95	.01	.05	.06	(.01)	—	(.01)	10.00	.56	60		1.02		.12
Year ended 8/31/2013	10.10	.01	(.14)	(.13)	(.02)	—	(.02)	9.95	(1.25)	55		1.03		.08
Year ended 8/31/2012	10.11	.03	.01	.04	(.05)	—	(.05)	10.10	.44	46		1.03		.36
Year ended 8/31/2011	10.15	.08	(.04)	.04	(.08)	—	(.08)	10.11	.39	40		1.02		.74

See page 24 for footnotes.

Short-Term Bond Fund of America	23

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Class R-4:
Year ended 8/31/2015	$10.00	$.06	$(.02)	$.04	$(.06)	$(.01)	$(.07)	$9.97	.28%	$24	.70%	.63%
Year ended 8/31/2014	9.95	.04	.04	.08	(.03)	—	(.03)	10.00	.91	24	.71	.44
Year ended 8/31/2013	10.10	.04	(.13)	(.09)	(.06)	—	(.06)	9.95	(.93)	25	.71	.40
Year ended 8/31/2012	10.11	.07	.01	.08	(.09)	—	(.09)	10.10	.78	21	.69	.70
Year ended 8/31/2011	10.15	.11	(.04)	.07	(.11)	—	(.11)	10.11	.71	16	.71	1.06

Class R-5:
Year ended 8/31/2015	10.01	.09	(.03)	.06	(.09)	(.01)	(.10)	9.97	.58	7	.40	.91
Year ended 8/31/2014	9.95	.07	.05	.12	(.06)	—	(.06)	10.01	1.21	6	.41	.73
Year ended 8/31/2013	10.10	.07	(.13)	(.06)	(.09)	—	(.09)	9.95	(.63)	13	.41	.70
Year ended 8/31/2012	10.11	.10	.01	.11	(.12)	—	(.12)	10.10	1.06	14	.41	.99
Year ended 8/31/2011	10.15	.14	(.04)	.10	(.14)	—	(.14)	10.11	1.01	15	.41	1.35

Class R-6:
Year ended 8/31/2015	10.00	.10	(.02)	.08	(.10)	(.01)	(.11)	9.97	.73	729	.35	1.01
Year ended 8/31/2014	9.95	.08	.04	.12	(.07)	—	(.07)	10.00	1.17	447	.35	.79
Year ended 8/31/2013	10.10	.08	(.14)	(.06)	(.09)	—	(.09)	9.95	(.58)	256	.35	.76
Year ended 8/31/2012	10.11	.10	.01	.11	(.12)	—	(.12)	10.10	1.11	67	.35	.97
Year ended 8/31/2011	10.15	.15	(.04)	.11	(.15)	—	(.15)	10.11	1.06	9	.36	1.42

	Year ended August 31
Portfolio turnover rate for all share classes	2015	2014	2013	2012	2011
Including mortgage dollar roll transactions	452%	257%	153%	57%	44%
Excluding mortgage dollar roll transactions	418%	Not available

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Amount less than $.01.
[4]	This class consisted solely of seed capital invested by CRMC; therefore, certain fees were not accrued.
[5]	Amount less than $1 million.
[6]	Class R-2E shares were offered beginning August 29, 2014.
[7]	Based on operations for the period shown and, accordingly, is not representative of a full year.

See Notes to Financial Statements

24	Short-Term Bond Fund of America

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Short-Term Bond Fund of America

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short-Term Bond Fund of America (the “Fund”) at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Los Angeles, California
October 15, 2015

Short-Term Bond Fund of America	25

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2015, through August 31, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	Short-Term Bond Fund of America

	Beginning account value 3/1/2015	Ending account value 8/31/2015	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,003.14	$2.98	.59%
Class A - assumed 5% return	1,000.00	1,022.23	3.01	.59
Class B - actual return	1,000.00	998.85	6.50	1.29
Class B - assumed 5% return	1,000.00	1,018.70	6.56	1.29
Class C - actual return	1,000.00	999.44	7.21	1.43
Class C - assumed 5% return	1,000.00	1,018.00	7.27	1.43
Class F-1 - actual return	1,000.00	1,002.48	3.63	.72
Class F-1 - assumed 5% return	1,000.00	1,021.58	3.67	.72
Class F-2 - actual return	1,000.00	1,003.90	2.22	.44
Class F-2 - assumed 5% return	1,000.00	1,022.99	2.24	.44
Class 529-A - actual return	1,000.00	1,002.84	3.28	.65
Class 529-A - assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 529-B - actual return	1,000.00	998.50	7.10	1.41
Class 529-B - assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class 529-C - actual return	1,000.00	999.27	7.61	1.51
Class 529-C - assumed 5% return	1,000.00	1,017.59	7.68	1.51
Class 529-E - actual return	1,000.00	1,001.12	4.99	.99
Class 529-E - assumed 5% return	1,000.00	1,020.21	5.04	.99
Class 529-F-1 - actual return	1,000.00	1,003.51	2.63	.52
Class 529-F-1 - assumed 5% return	1,000.00	1,022.58	2.65	.52
Class R-1 - actual return	1,000.00	998.34	7.35	1.46
Class R-1 - assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class R-2 - actual return	1,000.00	998.43	7.30	1.45
Class R-2 - assumed 5% return	1,000.00	1,017.90	7.37	1.45
Class R-2E - actual return	1,000.00	1,003.45	3.08	.61
Class R-2E - assumed 5% return	1,000.00	1,022.13	3.11	.61
Class R-3 - actual return	1,000.00	1,001.11	5.04	1.00
Class R-3 - assumed 5% return	1,000.00	1,020.16	5.09	1.00
Class R-4 - actual return	1,000.00	1,002.62	3.48	.69
Class R-4 - assumed 5% return	1,000.00	1,021.73	3.52	.69
Class R-5 - actual return	1,000.00	1,004.08	2.07	.41
Class R-5 - assumed 5% return	1,000.00	1,023.14	2.09	.41
Class R-6 - actual return	1,000.00	1,004.35	1.77	.35
Class R-6 - assumed 5% return	1,000.00	1,023.44	1.79	.35

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended August 31, 2015:

U.S. government income that may be exempt from state taxation	$11,101,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

Short-Term Bond Fund of America	27

Approval of Investment Advisory and Service Agreement

The Short-Term Bond Fund of America’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) through April 30, 2016. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing current income consistent with the maturity and quality standards described in the prospectus and preservation of capital. They compared the fund’s investment results with those of other relevant funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through September 30, 2014. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against the Lipper Short U.S. Government Funds Average and the Barclays U.S. Government/Credit 1-3 Years ex-BBB Index. They noted that the investment results of the fund were in line with the Lipper average for the one-year period, while lower for all other periods and lower than the results of the Barclay index for all periods considered. They also noted that the standard deviation of the fund’s returns, a measure of risk, was below the Lipper average for all periods and acknowledged the low interest rate environment during recent periods. They further noted that the Lipper category included funds that utilized a broader investment universe than the fund. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses were below the median of the other funds in the Lipper Short U.S. Government Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

28	Short-Term Bond Fund of America

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the potential benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly-held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Short-Term Bond Fund of America	29

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	79	None
James G. Ellis, 1947	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	79	Mercury General Corporation
Leonard R. Fuller, 1946	2006	Private investor, former President and CEO, Fuller Consulting (financial management consulting firm)	79	None
Mary Davis Holt, 1950	2015	Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	76	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2006	Private investor	81	The Swiss Helvetia Fund, Inc.
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	78	MasterCard Incorporated; The NASDAQ Stock Market LLC; Trimble Navigation Limited
Laurel B. Mitchell, PhD, 1955	2009	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	75	None
Frank M. Sanchez, 1943	2006	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	75	None
Margaret Spellings, 1957	2009	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	79	ClubCorp Holdings, Inc.
Steadman Upham, PhD, 1949	2007	President and University Professor, The University of Tulsa	78	None

Interested trustee4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 1956 Vice Chairman of the Board	2011	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	21	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA90071, Attention: Secretary.

30	Short-Term Bond Fund of America

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
John R. Queen, 1965 President	2011	Vice President — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Private Client Services Division, Capital Guardian Trust Company[6]
Kristine M. Nishiyama, 1970 Senior Vice President	2006	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

Short-Term Bond Fund of America	31

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

32	Short-Term Bond Fund of America

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2015, portfolio of Short-Term Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Short-Term Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Short-Term Bond Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$60,000
2015	$78,000

b) Audit-Related Fees:
2014	None
2015	None

c) Tax Fees:
2014	$7,000
2015	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2014	None
2015	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	None
2015	None

c) Tax Fees:
2014	$44,000
2015	$29,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2014	$2,000
2015	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $53,000 for fiscal year 2014 and $50,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Short-Term Bond Fund of America®
Investment portfolio
August 31, 2015
Bonds, notes & other debt instruments 89.45% U.S. Treasury bonds & notes 31.92% U.S. Treasury inflation-protected securities 21.75%	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.125% 2016[1]	$37,835	$37,492
U.S. Treasury Inflation-Protected Security 2.00% 2016[1]	14,427	14,412
U.S. Treasury Inflation-Protected Security 2.50% 2016[1]	419,443	427,374
U.S. Treasury Inflation-Protected Security 0.125% 2017[1]	21,011	20,936
U.S. Treasury Inflation-Protected Security 0.125% 2020[1]	254,730	253,762
U.S. Treasury Inflation-Protected Security 0.125% 2024[1]	75,368	72,426
U.S. Treasury Inflation-Protected Security 0.25% 2025[1]	125,928	121,509
U.S. Treasury Inflation-Protected Security 0.375% 2025[1]	78,483	76,989
U.S. Treasury Inflation-Protected Security 0.75% 2045[1]	25,839	23,258
		1,048,158
U.S. Treasury 10.17%
U.S. Treasury 0.625% 2016	100,000	100,095
U.S. Treasury 1.50% 2016[2]	32,560	32,866
U.S. Treasury 1.75% 2016	7,000	7,073
U.S. Treasury 1.00% 2017	64,000	64,367
U.S. Treasury 1.00% 2017	23,150	23,257
U.S. Treasury 1.125% 2018	200,000	200,518
U.S. Treasury 1.625% 2020	50,000	50,195
U.S. Treasury 2.875% 2045	12,000	11,812
		490,183
Total U.S. Treasury bonds & notes		1,538,341
Asset-backed obligations 17.90%
Aesop Funding II LLC, Series 2013-1A, Class A, 1.92% 2019[3,4]	5,415	5,402
Aesop Funding LLC, Series 2011-5A, Class A, 3.27% 2018[3,4]	6,000	6,159
Aesop Funding LLC, Series 2014-2A, Class A, 2.50% 2021[3,4]	10,480	10,515
Ally Auto Receivables Trust, Series 2014-1, Class A3, 0.97% 2018[4]	21,200	21,183
American Express Credit Account Master Trust, Series 2015-1, Class A, 0.488% 2020[4,5]	22,550	22,554
American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43% 2020[4]	23,255	23,342
AmeriCredit Automobile Receivables Trust, Series 2011-3, Class C, 2.86% 2017[4]	325	325
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A-2-A, 0.72% 2018[4]	8,412	8,398
AmeriCredit Automobile Receivables Trust, Series 2014-3, Class A-3, 1.15% 2019[4]	12,945	12,906
AmeriCredit Automobile Receivables Trust, Series 2015-1, Class A-3, 1.26% 2019[4]	6,000	5,998
AmeriCredit Automobile Receivables Trust, Series 2014-4, Class A-3, 1.27% 2019[4]	1,375	1,363
ARI Fleet Lease Trust, Series 2014-A, Class A-2, 0.81% 2022[3,4]	3,842	3,838
Babson CLO Ltd., Series 2012-2-A, Class A-1-R, CLO, 1.514% 2023[3,4,5]	17,020	17,022
Cabela’s Master Credit Card Trust, Series 2015-2, Class A-1, 2.25% 2023[4]	9,840	9,860
California Republic Auto Receivables Trust, Series 2015-1, Class A-3, 1.33% 2019[4]	12,545	12,587
California Republic Auto Receivables Trust, Series 2015-1, Class A-4, 1.82% 2020[4]	14,315	14,445
Capital One Multi-asset Execution Trust, Series 2014-A5, Class A, 1.48% 2020[4]	4,000	4,021
Capital One Multi-asset Execution Trust, Series 2015-A5, Class A-5, 1.60% 2021[4]	8,000	8,019
Carlyle Global Market Strategies Commodities Fund, Series 2015-1A, Class A, 1.784% 2020[3,4,5,6]	10,000	10,001
Carlyle Global Market Strategies Commodities Fund, Series 2014-1A, Class A, 2.189% 2021[3,4,5,6]	2,000	2,000
Short-Term Bond Fund of America — Page 1 of 10

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
CarMaxAuto Owner Trust, Series 2014-3, Class A-3, 1.16% 2019[4]	$2,000	$2,000
CarMaxAuto Owner Trust, Series 2014-4, Class A-3, 1.25% 2019[4]	2,900	2,895
CarMaxAuto Owner Trust, Series 2015-1, Class A-3, 1.38% 2019[4]	2,000	2,004
CarMaxAuto Owner Trust, Series 2015-2, Class A-3, 1.37% 2020[4]	14,275	14,231
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-1, 4.192% 2020[4]	169	173
Chase Issuance Trust, Series 2015-A-1, Class A, 0.518% 2020[4,5]	10,000	10,010
Chase Issuance Trust, Series 2015-A-2, Class A, 1.59% 2020[4]	8,000	8,038
Chesapeake Funding LLC, Series 2014-1-A, Class A, 0.614% 2026[3,4,5]	9,065	9,051
Chesapeake Funding LLC, Series 2015-1-A, Class A, 0.694% 2027[3,4,5]	8,000	7,983
Chrysler Capital Auto Receivables Trust, Series 2015-A, Class A-3, 1.22% 2019[3,4]	34,510	34,522
CPS Auto Receivables Trust, Series 2015-A, Class B, 2.79% 2021[3,4]	2,500	2,508
Discover Card Execution Note Trust, Series 2015-A-1, Class A-1, 0.548% 2020[4,5]	23,420	23,416
Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.12% 2021[4]	24,330	24,639
Discover Card Execution Note Trust, Series 2015-A2, Class A, 1.90% 2022[4]	10,000	9,907
Drive Auto Receivables Trust, Series 2015-B-A, Class A-3, 1.30% 2018[3,4]	6,000	6,000
Drive Auto Receivables Trust, Series 2015-AA, Class C, 3.06% 2021[3,4]	11,000	11,043
Drivetime Auto Owner Trust, Series 2015-1-A, Class A, 1.06% 2018[3,4]	9,163	9,165
Enterprise Fleet Financing LLC, Series 2014-1, Class A2, 0.87% 2019[3,4]	6,038	6,031
Enterprise Fleet Financing LLC, Series 2015-1, Class A2, 1.30% 2020[3,4]	11,000	10,948
Fifth Third Auto Trust, Series 2014-3, Class A3, 0.96% 2019[4]	5,000	4,996
Ford Credit Auto Lease Trust, Series 2014-B, Class A4, 1.10% 2017[4]	5,520	5,522
Ford Credit Auto Owner Trust, Series 2014-1-A, 2.26% 2025[3,4]	12,010	12,117
Ford Credit Auto Owner Trust, Series 2015-1 Class A, 2.12% 2026[3,4]	12,600	12,588
Ford Credit Auto Owner Trust, Series 2015-2, Class A, 2.44% 2027[3,4]	20,590	20,751
Ford Credit Floorplan Master Owner Trust, Series 2015-1, Class A-1, 1.42% 2020[4]	8,200	8,181
Hertz Fleet Lease Funding LP, Series 2013-3-A, 0.742% 2027[3,4,5]	12,901	12,919
Hertz Fleet Lease Funding LP, Series 2014-1-A, 0.592% 2028[3,4,5]	12,033	12,042
Hertz Fleet Lease Funding LP, Series 2014-1-B, 0.942% 2028[3,4,5]	2,700	2,704
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-1, 1.12% 2017[3,4]	25,000	24,984
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2010-1A, Class A-2, 3.74% 2017[3,4]	5,300	5,317
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-2, 1.83% 2019[3,4]	44,500	44,179
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021[4,6,7]	32,646	32,602
Navient Student Loan Trust, Series 2015-2, Class A-1, 0.479% 2024[4,5]	3,573	3,552
Navient Student Loan Trust, Series 2015-2, Class A-2, 0.619% 2029[4,5]	3,000	2,955
Octagon Investment Partners XV Ltd., Series 2013-1A, Class A, CLO, 1.577% 2025[3,4,5]	18,500	18,357
Prestige Auto Receivables Trust, Series 2015-1, Class A-3, 1.53% 2021[3,4]	9,000	8,972
Prestige Auto Receivables Trust, Series 2015-1, Class B, 2.04% 2021[3,4]	3,750	3,739
Prestige Auto Receivables Trust, Series 2015-1, Class C, 2.40% 2021[3,4]	6,120	6,100
Santander Drive Auto Receivables Trust, Series 2014-1, Class A-3, 0.87% 2018[4]	10,980	10,983
Santander Drive Auto Receivables Trust, Series 2015-1, Class A-2-A, 0.91% 2018[4]	22,057	22,031
Santander Drive Auto Receivables Trust, Series 2013-3, Class B, 1.19% 2018[4]	6,000	5,985
Santander Drive Auto Receivables Trust, Series 2013-2, Class B, 1.33% 2018[4]	8,554	8,535
Santander Drive Auto Receivables Trust, Series 2012-5, Class B, 1.56% 2018[4]	138	138
Santander Drive Auto Receivables Trust, Series 2014-1, Class B, 1.59% 2018[4]	5,000	5,007
Santander Drive Auto Receivables Trust, Series 2012-6, Class C, 1.94% 2018[4]	3,343	3,357
Santander Drive Auto Receivables Trust, Series 2012-5, Class C, 2.70% 2018[4]	2,715	2,735
Santander Drive Auto Receivables Trust, Series 2012-3, Class C, 3.01% 2018[4]	573	577
Santander Drive Auto Receivables Trust, Series 2012-2, Class C, 3.20% 2018[4]	3,518	3,534
Santander Drive Auto Receivables Trust, Series 2014-5, Class A-3, 1.15% 2019[4]	2,000	1,998
Santander Drive Auto Receivables Trust, Series 2013-1, Class C, 1.76% 2019[4]	3,182	3,187
Santander Drive Auto Receivables Trust, Series 2014-5, Class B, 1.76% 2019[4]	2,200	2,209
Santander Drive Auto Receivables Trust, Series 2013-2, Class C, 1.95% 2019[4]	28,906	29,125
Santander Drive Auto Receivables Trust, Series 2013-4, Class B, 2.16% 2020[4]	9,417	9,439
Santander Drive Auto Receivables Trust, Series 2015-1, Class C, 2.57% 2021[4]	24,260	24,149
Short-Term Bond Fund of America — Page 2 of 10

Bonds, notes & other debt instruments Asset-backed obligations (continued)	Principal amount (000)	Value (000)
Santander Drive Auto Receivables Trust, Series 2015-3, Class C, 2.74% 2021[4]	$3,000	$3,006
Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.97% 2021[4]	4,550	4,551
Social Professional Loan Program LLC, Series 2015-C, Class A-1, 1.240% 2035[3,4,5]	20,410	20,284
Trade Maps Ltd., 2013-1-A-A, 0.892% 2018[3,4,5]	13,040	13,047
Trade Maps Ltd., 2013-1-A-B, 1.442% 2018[3,4,5]	5,040	5,026
Westlake Automobile Receivables Trust, Series 2015-1-A, Class A-2, 1.17% 2018[3,4]	12,790	12,774
World Financial Network Credit Card Master Note Trust, Series 2015-A, Class A, 0.678% 2022[4,5]	6,625	6,602
World Financial Network Credit Card Master Note Trust, Series 2015-B, Class A, 2.55% 2024[4]	24,950	24,945
World Omni Auto Receivables Trust, Series 2014-B, Class A-3, 1.14% 2020[4]	2,500	2,494
		862,797
Corporate bonds & notes 17.30% Financials 7.20%
AIG Global Funding 1.65% 2017[3]	20,000	19,977
American Express Credit Co. 1.55% 2017	8,110	8,100
Bank of America Corp. 1.101% 2016[5]	7,500	7,516
Bank of America Corp. 1.25% 2017	12,500	12,568
Bank of America Corp. 1.75% 2018	17,210	17,125
Bank of New York Mellon Corp. 0.860% 2018[5]	20,000	19,954
Bank of Nova Scotia 0.516% 2016[5]	20,000	20,005
Berkshire Hathaway Inc. 0.95% 2016	14,240	14,267
BNP Paribas 0.763% 2017[5]	14,845	14,852
BNP Paribas 2.375% 2020	3,125	3,111
Citigroup Inc. 1.255% 2016[5]	8,510	8,532
Citigroup Inc. 1.70% 2018	7,000	6,942
Citigroup Inc. 2.15% 2018	9,125	9,123
Credit Suisse Group AG 1.375% 2017	21,225	21,194
Goldman Sachs Group, Inc. 2.60% 2020	3,320	3,312
MetLife Global Funding I 1.30% 2017[3]	10,000	10,012
MetLife Global Funding I 2.30% 2019[3]	6,745	6,784
Morgan Stanley 3.80% 2016	5,890	6,002
New York Life Global Funding 1.95% 2020[3]	3,645	3,600
PNC Bank 1.50% 2017	2,000	2,002
PRICOA Global Funding I 1.35% 2017[3]	2,000	1,997
Royal Bank of Canada 1.25% 2017	21,260	21,220
Scentre Group 2.375% 2019[3]	1,380	1,373
Scentre Group 2.375% 2021[3]	2,970	2,852
Société Générale 3.10% 2015[3]	4,000	4,003
Toronto-Dominion Bank 1.625% 2018	23,300	23,282
Toronto-Dominion Bank 1.75% 2018	7,000	6,980
US Bancorp. 0.695% 2019[5]	20,000	19,908
US Bank NA 1.375% 2017	15,000	15,014
WEA Finance LLC 1.75% 2017[3]	14,420	14,387
Wells Fargo & Co. 1.15% 2017	21,225	21,176
		347,170
Health care 3.42%
AbbVie Inc. 1.80% 2018	17,500	17,390
Aetna Inc. 1.50% 2017	3,088	3,079
Catholic Health Initiatives, Series 2012, 1.60% 2017	3,380	3,373
Eli Lilly and Co. 1.25% 2018	7,400	7,379
EMD Finance LLC 1.70% 2018[3]	7,000	6,982
EMD Finance LLC 2.40% 2020[3]	25,775	25,548
Johnson & Johnson 0.70% 2016	2,000	2,000
Short-Term Bond Fund of America — Page 3 of 10

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Health care (continued)	Principal amount (000)	Value (000)
Medtronic, Inc. 1.50% 2018[3]	$5,265	$5,252
Merck & Co., Inc. 0.684% 2018[5]	26,200	26,306
Merck & Co., Inc. 1.85% 2020	5,595	5,563
Pfizer Inc. 0.586% 2018[5]	10,000	9,979
Roche Holdings, Inc. 1.35% 2017[3]	2,000	2,004
Sutter Health 1.09% 2053	7,475	7,460
UnitedHealth Group Inc. 1.875% 2016	3,000	3,028
UnitedHealth Group Inc. 1.40% 2017	9,785	9,743
UnitedHealth Group Inc. 1.90% 2018	20,320	20,381
UnitedHealth Group Inc. 2.70% 2020	9,135	9,257
		164,724
Energy 2.41%
Chevron Corp. 1.365% 2018	9,040	9,009
Exxon Mobil Corp. 0.436% 2019[5]	31,820	31,791
Petróleos Mexicanos 3.50% 2020[3]	20,000	19,856
Shell International Finance BV 2.125% 2020	14,200	14,115
Statoil ASA 2.25% 2019	18,660	18,693
Total Capital Canada Ltd. 1.45% 2018	4,980	4,969
Total Capital International 1.50% 2017	5,000	5,020
TransCanada PipeLines Ltd. 1.875% 2018	12,500	12,546
		115,999
Consumer discretionary 1.16%
Amazon.com, Inc. 2.60% 2019	5,000	5,063
DaimlerChrysler North America Holding Corp. 1.45% 2016[3]	1,000	1,003
Starbucks Corp. 2.70% 2022	2,140	2,139
Toyota Motor Credit Corp. 1.45% 2018	20,000	20,013
Toyota Motor Credit Corp. 2.15% 2020	23,000	22,961
Volkswagen Group of America Finance, LLC 1.60% 2017[3]	4,500	4,489
		55,668
Information technology 1.07%
Apple Inc. 0.90% 2017	25,825	25,791
International Business Machines Corp. 0.45% 2016	8,305	8,294
International Business Machines Corp. 2.00% 2016	2,500	2,513
International Business Machines Corp. 1.125% 2018	10,000	9,933
Oracle Corp. 2.50% 2022	5,000	4,868
		51,399
Industrials 0.80%
General Electric Capital Corp. 0.563% 2017[5]	5,000	5,005
General Electric Capital Corp. 2.30% 2017	10,000	10,165
General Electric Capital Corp. 2.45% 2017	14,840	15,085
Raytheon Co. 6.75% 2018	1,225	1,386
Siemens AG 1.45% 2018[3]	7,000	6,936
		38,577
Utilities 0.46%
Duke Energy Progress Inc. 0.533% 2017[5]	8,540	8,463
Southern California Edison, First and Refunding Mortgage Bonds 1.125% 2017	13,795	13,739
		22,202
Short-Term Bond Fund of America — Page 4 of 10

Bonds, notes & other debt instruments Corporate bonds & notes (continued) Materials 0.32%	Principal amount (000)	Value (000)
Chevron Phillips Chemical Company LLC 1.70% 2018[3]	$8,000	$7,959
Rio Tinto Finance (USA) Ltd. 1.375% 2016	7,460	7,478
		15,437
Consumer staples 0.23%
Coca-Cola Co. 0.75% 2016	2,000	2,000
Philip Morris International Inc. 1.25% 2017	7,500	7,491
Wal-Mart Stores, Inc. 1.00% 2017	1,800	1,806
		11,297
Telecommunication services 0.23%
Verizon Communications Inc. 2.625% 2020	10,953	10,969
Total corporate bonds & notes		833,442
Mortgage-backed obligations 13.61% Federal agency mortgage-backed obligations 6.50%
Fannie Mae 4.00% 2019[4]	3,930	4,117
Fannie Mae 4.00% 2019[4]	1,729	1,811
Fannie Mae 4.00% 2019[4]	1,642	1,721
Fannie Mae 5.00% 2023[4]	693	764
Fannie Mae 5.00% 2023[4]	491	541
Fannie Mae 3.50% 2025[4]	1,658	1,747
Fannie Mae 4.50% 2025[4]	4,334	4,644
Fannie Mae 3.50% 2026[4]	3,672	3,880
Fannie Mae 3.50% 2035[4]	17,924	18,769
Fannie Mae 6.00% 2038[4]	6,325	7,162
Fannie Mae 6.00% 2038[4]	2,639	2,988
Fannie Mae 6.00% 2038[4]	198	224
Fannie Mae 2.463% 2039[4,5]	992	1,062
Fannie Mae 2.524% 2039[4,5]	805	862
Fannie Mae 3.58% 2039[4,5]	785	827
Fannie Mae 5.00% 2041[4]	5,808	6,451
Fannie Mae, Series 2007-114, Class A7, 0.399% 2037[4,5]	7,500	7,414
Freddie Mac 5.50% 2024[4]	10,201	10,863
Freddie Mac 5.50% 2034[4]	794	906
Freddie Mac 5.50% 2036[4]	592	660
Freddie Mac 2.599% 2039[4,5]	416	445
Freddie Mac 3.178% 2041[4,5]	6,028	6,385
Government National Mortgage Assn. 4.00% 2045[4,8]	100,000	106,014
Government National Mortgage Assn. 5.46% 2059[4]	10,839	11,297
Government National Mortgage Assn. 4.692% 2061[4]	980	1,045
Government National Mortgage Assn. 4.70% 2061[4]	5,686	6,059
Government National Mortgage Assn. 4.70% 2061[4]	916	971
Government National Mortgage Assn. 4.72% 2061[4]	435	461
Government National Mortgage Assn. 4.771% 2061[4]	503	533
Government National Mortgage Assn. 4.774% 2061[4]	484	514
Government National Mortgage Assn. 4.804% 2061[4]	891	943
Government National Mortgage Assn. 4.822% 2061[4]	2,433	2,588
Government National Mortgage Assn. 5.104% 2061[4]	1,573	1,679
Government National Mortgage Assn. 5.110% 2061[4]	1,882	2,044
Government National Mortgage Assn. 4.669% 2063[4]	919	980
Government National Mortgage Assn. 4.676% 2063[4]	1,868	1,992
Government National Mortgage Assn. 4.691% 2063[4]	2,045	2,185
Government National Mortgage Assn. 4.715% 2063[4]	2,203	2,351
Short-Term Bond Fund of America — Page 5 of 10

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 5.097% 2063[4]	$932	$993
Government National Mortgage Assn. 0.949% 2064[4,5]	558	562
Government National Mortgage Assn. 4.675% 2064[4]	1,988	2,121
Government National Mortgage Assn. 4.694% 2064[4]	2,030	2,168
Government National Mortgage Assn. 4.701% 2064[4]	2,130	2,274
Government National Mortgage Assn. 4.762% 2064[4]	4,158	4,465
Government National Mortgage Assn. 4.777% 2064[4]	1,992	2,127
Government National Mortgage Assn. 4.799% 2064[4]	2,047	2,187
Government National Mortgage Assn. 5.053% 2064[4]	1,298	1,366
Government National Mortgage Assn. 6.549% 2064[4]	745	804
Government National Mortgage Assn. 6.64% 2064[4]	3,400	3,646
Government National Mortgage Assn., Series 2012-H12, Class FT, 0.990% 2062[4,5]	3,722	3,741
Government National Mortgage Assn., Series 2012, Class H-20, 1.133% 2062[4,5]	42,289	42,771
Government National Mortgage Assn., Series 2014, Class H-08, 0.890% 2064[4,5]	18,193	18,291
		313,415
Commercial mortgage-backed securities 6.03%
Banc of America Commercial Mortgage Inc., Series 2006-1, Class A1A, 5.378% 2045[4,5]	11,870	11,908
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class A1A, 5.777% 2038[4,5]	4,438	4,504
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class A1A, 5.895% 2040[4,5]	11,352	12,086
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW17, Class A-1-A, 5.65% 2050[4,5]	3,251	3,476
Citigroup Commercial Mortgage Trust, Series 2015-GC31, Class A-4, 3.762% 2048[4]	830	858
Core Industrial Trust, Series 2015-CALW, Class A, 3.04% 2034[3,4]	9,500	9,539
CS First Boston Mortgage Securities Corp., Series 2006-C4, Class A1A, 5.46% 2039[4]	984	1,017
CS First Boston Mortgage Securities Corp., Series 2006-C4, Class A-3, 5.467% 2039[4]	10,388	10,652
DBUBS Mortgage Trust, Series 2011-LC2A, Class A-2, 3.386% 2044[3,4]	16,165	16,367
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[3,4]	4,526	4,547
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-1-A, 6.014% 2038[4,5]	4,307	4,363
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-1-A, 5.426% 2039[4]	6,784	7,100
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-1-A, 5.704% 2049[4]	18,570	19,867
GS Mortgage Securities Corp. II, Series 2011-GC5, Class A-1, 1.468% 2044[4]	130	130
Hilton USA Trust, Series 2013-HLF-AFX, 2.662% 2030[3,4]	12,970	12,999
Hilton USA Trust, Series 2013-HLF-BFX, 3.367% 2030[3,4]	35,300	35,299
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class A-M, 5.525% 2043[4,5]	4,373	4,445
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A-4, 5.814% 2043[4,5]	2,182	2,215
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB-16, Class A1A, 5.546% 2045[4]	12,687	13,052
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A-1-A, 5.431% 2047[4,5]	962	1,003
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-1-A, 5.884% 2049[4,5]	7,629	8,076
LB Commercial Mortgage Trust, Series 2007-C3, Class A-1-A, multifamily 6.051% 2044[4,5]	7,708	8,264
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A1A, 5.641% 2039[4,5]	9,708	9,851
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-M, 5.493% 2040[4,5]	10,000	10,466
ML-CFC Commercial Mortgage Trust, Series 2006-2, Class A-1-A, 6.019% 2046[4,5]	10,941	11,196
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A1A, 5.166% 2049[4]	5,883	6,101
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A-3, 6.077% 2049[4,5]	6,795	7,239
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-4, 5.373% 2042[4,5]	232	232
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A1A, 5.319% 2043[4]	15,101	15,666
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A-5, 5.342% 2043[4]	9,000	9,379
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A1A, 5.893% 2043[4,5]	17,508	17,885
Wachovia Bank Commercial Mortgage Trust, Series 2006-C-23, Class A-M, 5.898% 2043[4,5]	6,048	6,191
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A1A, 5.749% 2045[4,5]	4,292	4,415
		290,388
Short-Term Bond Fund of America — Page 6 of 10

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Other mortgage-backed securities 0.80%	Principal amount (000)	Value (000)
Royal Bank of Canada 0.625% 2016[4]	$33,448	$33,449
Westpac Banking Corp. 2.00% 2021[3,4]	5,000	4,997
		38,446
Collateralized mortgage-backed (privately originated) 0.28%
Freddie Mac, Series 2014-DN1, Class M-1, 1.199% 2024[4,5]	3,548	3,542
Freddie Mac, Series 2015-HQ2, Class M-1, 1.291% 2025[4,5]	4,000	3,994
Freddie Mac, Series 2015-DN1, Class M-1, 1.449% 2025[4,5]	6,057	6,058
		13,594
Total mortgage-backed obligations		655,843
Federal agency bonds & notes 3.75%
Fannie Mae 0.50% 2015	20,000	20,000
Fannie Mae 5.00% 2016	31,070	31,830
Fannie Mae 1.00% 2017	20,000	19,982
Fannie Mae 1.75% 2019	4,000	4,032
Fannie Mae 1.75% 2019	3,000	3,029
Fannie Mae 1.50% 2020	6,000	5,945
Fannie Mae 1.625% 2020	5,000	5,009
Federal Home Loan Bank 0.375% 2016	2,000	1,999
Federal Home Loan Bank 0.50% 2016	2,500	2,498
Federal Home Loan Bank 0.625% 2016	5,000	5,003
Federal Home Loan Bank 0.625% 2017	5,000	4,993
Federal Home Loan Bank 1.125% 2018	7,000	7,017
Freddie Mac 0.50% 2017	6,000	5,989
Freddie Mac, Series KPLB, Class A, multifamily 2.77% 2025[4]	7,000	6,923
Freddie Mac, Series K044, Class A2, multifamily 2.811% 2025[4]	7,110	7,076
Freddie Mac, Series K046, Class A2, multifamily 3.205% 2025[4]	5,000	5,136
Private Export Funding Corp. 1.375% 2017	36,930	37,249
United States Agency for International Development, Jordan (Kingdom of) 1.945% 2019	4,000	4,059
United States Agency for International Development, Tunisia (Kingdom of) 2.452% 2021	3,000	3,061
		180,830
Bonds & notes of governments & government agencies outside the U.S. 2.82%
Asian Development Bank 0.75% 2017	4,000	3,986
Bank of England 1.25% 2018[3]	6,500	6,530
European Bank for Reconstruction & Development 1.75% 2019	4,000	4,002
European Investment Bank 0.875% 2017	2,000	2,002
European Investment Bank 1.125% 2018	5,000	4,986
European Investment Bank 1.25% 2018	6,000	6,013
European Investment Bank 1.625% 2020	12,000	11,975
European Investment Bank 2.25% 2022	6,000	6,040
Finland (Republic of) 1.00% 2018[3]	5,000	4,985
Inter-American Development Bank 0.625% 2016	5,000	5,003
International Bank for Reconstruction and Development 1.00% 2018	5,000	4,966
International Bank for Reconstruction and Development 1.625% 2022	5,000	4,887
International Bank for Reconstruction and Development 2.50% 2025	10,000	10,055
KfW 0.875% 2017	3,000	2,980
KfW 1.00% 2018	8,000	7,956
KfW 1.125% 2018	6,000	5,975
KfW 1.50% 2020	8,000	7,935
Kingdom of Denmark 0.875% 2017[3]	2,000	2,005
Short-Term Bond Fund of America — Page 7 of 10

Bonds, notes & other debt instruments Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Landwirtschaftliche Rentenbank 2.375% 2025	$5,000	$4,948
Oesterreichische Kontrollbank AG 0.75% 2017	5,000	4,985
Oesterreichische Kontrollbank Aktiengesellschaft 0.75% 2016	10,500	10,499
Oesterreichische Kontrollbank Aktiengesellschaft 1.625% 2019	1,000	1,006
Oesterreichische Kontrollbank Aktiengesellschaft 2.375% 2021	2,000	2,053
Swedish Government 1.00% 2017[3]	5,000	5,008
Swedish Government 1.125% 2018[3]	4,900	4,910
		135,690
Municipals 2.15%
State of California, Bay Area Toll Auth., San Francisco Bay Area Toll Bridge Rev. Bonds, Series 2006-C-2, 1.45% 2045 (put 2017)	4,950	5,012
State of California, Bay Area Toll Auth., San Francisco Bay Area Toll Bridge Rev. Bonds, Series 2006-C-4, 1.45% 2045 (put 2017)	925	933
State of California, Industry Public Facs. Auth., Tax Allocation Rev. Ref. Bonds (Civic - Recreational Project), Series 2015-A, 2.789% 2019	10,000	10,211
State of California, Industry Public Facs. Auth., Tax Allocation Rev. Ref. Bonds (Civic - Recreational Project), Series 2015-A, 3.139% 2020	14,755	15,127
State of Florida, Greater Orlando Aviation Auth., Airport Facs. Rev. Ref. Bonds, Series 2007-A, AMT, Assured Guaranty Municipal insured, 5.00% 2015	8,180	8,214
State of Florida, Housing Fin. Corp., Homeowner Mortgage Rev. Bonds, Series 2011-C, 4.50% 2030	1,605	1,733
State of Florida, Hurricane Catastrophe Fund Fin. Corp., Rev. Bonds, Series 2013-A, 1.298% 2016	20,970	21,077
State of Indiana, Trustees of Indiana University, Indiana University Student Fee Rev. Ref. Bonds, Series V-1, 5.00% 2018	2,000	2,238
State of New Jersey, Econ. Dev. Auth., School Facs. Contruction Rev. Ref. Bonds, Series 2015-YY, 4.447% 2020	12,500	12,490
State of New Jersey, Higher Education Student Assistance Auth., Student Loan Rev. Bonds, Series 2013-1-A, AMT, 4.00% 2016	3,680	3,823
State of New Jersey, Higher Education Student Assistance Auth., Student Loan Rev. Bonds, Series 2013-1-A, AMT, 5.00% 2017	3,200	3,444
State of Ohio, Housing Fin. Agcy., Single-family Mortgage Rev. Bonds, Series 2011-2, 4.50% 2028	1,245	1,326
State of Ohio, Housing Fin. Agcy., Single-family Mortgage Rev. Bonds, Series 2011-3, 4.50% 2029	1,470	1,558
State of Tennessee, Housing Dev. Agcy., Homeownership Program Bonds, Issue 2012-2-C, 4.00% 2038	1,125	1,193
State of Texas, Harris County, Toll Road Rev. Ref. Bonds, Series 2012-D, 1.061% 2016	15,000	15,039
		103,418
Total bonds, notes & other debt instruments (cost: $4,315,636,000)		4,310,361
Short-term securities 9.24%
Bank of Nova Scotia 0.22% due 9/21/2015–10/13/2015[3]	67,100	67,095
Electricité de France 0.20%–0.72% due 9/2/2015–1/8/2016[3]	97,500	97,470
Federal Home Loan Bank 0.09%–0.19% due 9/18/2015–12/4/2015	189,900	189,873
Mitsubishi UFJ Trust and Banking Corp. 0.17% due 9/10/2015[3]	33,300	33,298
Mizuho Bank, Ltd. 0.28% due 9/21/2015[3]	50,000	49,994
Thunder Bay Funding, LLC 0.27% due 10/2/2015[3]	7,400	7,399
Total short-term securities (cost: $445,052,000)		445,129
Total investment securities 98.69% (cost: $4,760,688,000)		4,755,490
Other assets less liabilities 1.31%		63,034
Net assets 100.00%		$4,818,524
Short-Term Bond Fund of America — Page 8 of 10

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $5,841,354,000.
Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 8/31/2015 (000)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.317%	9/17/2015	$2,000,000	$(20)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.317	9/17/2015	2,000,000	(20)
Pay	LCH.Clearnet	3-month USD-LIBOR	0.316	9/17/2015	3,000,000	(30)
Receive	LCH.Clearnet	3-month USD-LIBOR	0.758	8/1/2016	36,000	78
Receive	LCH.Clearnet	3-month USD-LIBOR	0.885	7/16/2017	250,000	183
Receive	LCH.Clearnet	3-month USD-LIBOR	0.8945	7/17/2017	210,000	191
Receive	LCH.Clearnet	3-month USD-LIBOR	0.9005	7/29/2017	200,000	158
Receive	LCH.Clearnet	3-month USD-LIBOR	1.137	4/1/2018	200,000	326
Receive	LCH.Clearnet	3-month USD-LIBOR	1.15	7/9/2018	60,000	2
Receive	LCH.Clearnet	3-month USD-LIBOR	1.243	7/30/2018	140,000	326
Pay	LCH.Clearnet	3-month USD-LIBOR	1.2815	8/3/2018	300,000	(987)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.2815	8/10/2018	155,000	(488)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.256	8/20/2018	165,000	360
Pay	LCH.Clearnet	3-month USD-LIBOR	1.128	9/1/2018	160,000	299
Receive	LCH.Clearnet	3-month USD-LIBOR	1.7755	7/14/2020	100,000	738
Receive	LCH.Clearnet	3-month USD-LIBOR	1.751	7/31/2020	315,000	1,868
Pay	LCH.Clearnet	3-month USD-LIBOR	1.773	8/3/2020	50,000	(340)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.6045	8/14/2020	15,000	(23)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.684	8/17/2020	60,000	(131)
Receive	LCH.Clearnet	3-month USD-LIBOR	1.6185	8/21/2020	100,000	(107)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.6	8/28/2020	50,000	100
Receive	LCH.Clearnet	3-month USD-LIBOR	1.537	8/28/2020	30,000	(152)
Pay	LCH.Clearnet	3-month USD-LIBOR	1.5875	9/2/2020	75,000	218
Pay	LCH.Clearnet	3-month USD-LIBOR	1.635	9/2/2020	100,000	—
Pay	LCH.Clearnet	3-month USD-LIBOR	2.05875	7/31/2022	46,000	(314)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.0715	8/3/2022	75,000	553
Receive	LCH.Clearnet	3-month USD-LIBOR	2.071	8/3/2022	8,000	59
Pay	LCH.Clearnet	3-month USD-LIBOR	1.8065	8/26/2022	50,000	538
Receive	LCH.Clearnet	3-month USD-LIBOR	1.945	9/1/2022	80,000	(134)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.8	9/2/2022	420,000	—
Pay	LCH.Clearnet	3-month USD-LIBOR	2.482	7/14/2025	75,000	(1,532)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.3545	7/31/2025	75,000	(655)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.3045	8/12/2025	5,000	(19)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.244	8/19/2025	80,000	155
Pay	LCH.Clearnet	3-month USD-LIBOR	2.2365	9/2/2025	150,000	438
Receive	LCH.Clearnet	3-month USD-LIBOR	2.267	9/2/2025	45,000	—
Pay	LCH.Clearnet	3-month USD-LIBOR	3.005	9/2/2030	93,000	—
Pay	LCH.Clearnet	3-month USD-LIBOR	2.962	7/14/2045	36,000	(1,833)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.9	7/22/2045	20,000	753
Pay	LCH.Clearnet	3-month USD-LIBOR	2.8005	7/31/2045	12,000	(200)
Receive	LCH.Clearnet	3-month USD-LIBOR	2.7226	8/7/2045	20,000	(9)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.7585	8/10/2045	30,000	(218)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.679	8/12/2045	10,000	98
Pay	LCH.Clearnet	3-month USD-LIBOR	2.586	8/14/2045	34,000	1,010
Receive	LCH.Clearnet	3-month USD-LIBOR	2.6785	8/17/2045	60,000	(595)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.683	8/20/2045	25,000	225
Pay	LCH.Clearnet	3-month USD-LIBOR	2.6565	8/21/2045	25,000	367
Pay	LCH.Clearnet	3-month USD-LIBOR	2.5505	8/26/2045	1,500	56
Short-Term Bond Fund of America — Page 9 of 10

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 8/31/2015 (000)
Pay	LCH.Clearnet	3-month USD-LIBOR	2.616%	8/28/2045	$10,000	$229
Receive	LCH.Clearnet	3-month USD-LIBOR	2.6835	9/2/2045	15,000	—
						$1,521

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	A portion of this security was pledged as collateral. The total value of pledged collateral was $24,451,000, which represented .51% of the net assets of the fund.
[3]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $895,544,000, which represented 18.59% of the net assets of the fund.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Coupon rate may change periodically.
[6]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $44,603,000, which represented .93% of the net assets of the fund.
[7]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on this holding appear below.
[8]	Purchased on a TBA basis.

Private placement security	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2015-1, Class A, 2.73% 2021	4/7/2015	$32,644	$32,602.68%

Key to abbreviations
Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Dev. = Development
Econ. = Economic
Facs. = Facilities
Fin. = Finance
Ref. = Refunding
Rev. = Revenue
TBA = To be announced
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-048-1015O-S49238	Short-Term Bond Fund of America — Page 10 of 10

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Short-Term Bond Fund of America

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Short-Term Bond Fund of America (the "Fund") at August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and investment portfolio (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Los Angeles, California

October 15, 2015

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SHORT-TERM BOND FUND OF AMERICA

By /s/ John R. Queen
John R. Queen, President and Principal Executive Officer

Date: October 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ John R. Queen
John R. Queen, President and Principal Executive Officer

Date: October 30, 2015

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: October 30, 2015